Exhibit 99.2

Cactus Announces $150 Million Stock Repurchase Program

HOUSTON – June 7, 2023 – Cactus, Inc. (NYSE: WHD) (“Cactus” or the “Company”) today announced that the board of directors of the Company has authorized the Company to repurchase shares of its Class A common stock, par value $0.01 per share (“Common Shares”), for an aggregate purchase price of up to $150 million in open market transactions or block trades, in privately negotiated transactions, through the use of trading plans or any other method permitted under U.S. securities laws, rules and regulations. The Company intends to utilize Rule 10b-18 and one or more Rule 10b5-1 trading plans in connection with the repurchases.

Scott Bender, President and CEO of Cactus, commented, “I am very pleased to announce the approval of our inaugural repurchase authorization. This decision reflects our expectation of stronger cash generation from both the Cactus and FlexSteel businesses through industry cycles, which we believe is not considered in our current equity value. As noted in our updated investor presentation released today, we now expect Q2 2023 results in both segments to exceed prior guidance, despite our expectation that the U.S. onshore rig count will end the quarter at approximately 650 rigs. We intend to continue to invest in attractive organic growth opportunities, pay down debt, evaluate attractive M&A opportunities and maintain a sustainable dividend while executing repurchases under this authorization.”

The repurchase program does not obligate the Company to purchase any particular amount of shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. Repurchases will be made on a discretionary basis at times and in amounts as determined by management. Repurchases will be based on a variety of factors, such as economic and market conditions, available cash, applicable legal requirements and other factors.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the stock repurchase program. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Cactus’ control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Forward-looking statements can be identified by the use of forward-looking terminology including “may,” “believe,” “expect,” “intend,” “anticipate,” “plan,” “should,” “estimate,” “continue,” “potential,” “will,” “hope” or other similar words and include the Company’s expectation of future performance. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other “forward-looking” information. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. Cactus disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

About Cactus, Inc.

Cactus designs, manufactures, sells or rents a range of highly engineered pressure control and spoolable pipe technologies. Its products are sold and rented principally for onshore unconventional oil and gas wells and are utilized during the drilling, completion and production phases of its customers’ wells. In addition, it provides field services for its products and rental items to assist with the installation, maintenance and handling of the equipment. Cactus operates service centers throughout North America and Australia, while also providing equipment and services in select international markets.

Cactus, Inc.
Alan Boyd, 713-904-4669
Director of Corporate Development and Investor Relations
IR@CactusWHD.com
Source: Cactus, Inc.
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